Exhibit 10.2

CENTERPOINT PROPERTIES TRUST 2003 OMNIBUS
EMPLOYEE RETENTION AND INCENTIVE PLAN

SHARE OPTION AGREEMENT

THIS SHARE OPTION AGREEMENT (the “Agreement”) is dated as of March 08, 2005 between CenterPoint Properties Trust, a Maryland real estate investment trust (the “Company”), and Paul T. Ahern (the “Optionee”).

This Agreement is made pursuant to, and is governed by, the CenterPoint Properties Trust 2003 Omnibus Employee Retention and Incentive Plan (the “2003 Plan”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the 2003 Plan or in the Optionee’s Employment and Severance Agreement (the “Employment Agreement”), where indicated.  The purpose of this Agreement is to establish a written agreement evidencing an option granted in accordance with the terms of the 2003 Plan.  In this Agreement, “shares” means the Company’s Common Shares or other securities resulting from an adjustment under Sections 1.5 and 6.2 of the 2003 Plan.

The parties agree as follows:

1.                                      Grant of Option.  The Company hereby grants to the Optionee an option (the “Option”) to purchase 136,850 shares under the terms and conditions hereof.

2.                                      Term.  Except as otherwise provided in this Section 2, the Option becomes exercisable and terminates in accordance with the schedule and provisions set forth in Section 5 hereof.  If the Option vests pursuant to Section 5(b) of this Agreement, however, then the Option shall terminate upon the earlier of 90 days after the Optionee’s termination date and the date the Option would otherwise expire pursuant to Section 5(c) of this Agreement.

3.                                      Price.   The price of each share purchased by exercise of the Option is $$44.99.

4.                                      Partial Exercise.  The Option, to the extent exercisable under this agreement and the 2003 Plan, may be exercised in whole or in part provided that the Option may not be exercised for less than 100 shares in any single transaction unless such exercise pertains to the entire number of shares then covered by the Option.

5.                                      Exercise Period.

(a)                                  Except as otherwise provided in the 2003 Plan or in this Agreement, the Option shall become exercisable as follows:

Time Period	Exercisable
Prior to the first anniversary of the date of this Agreement	None
After the first anniversary of the date of this Agreement	One Fifth

After the second anniversary of the date of this Agreement	Two Fifths
After the third anniversary of the date of this Agreement	Three Fifths
After the fourth anniversary of the date of this Agreement	Four fifths
After the fifth anniversary of the date of this Agreement	All

(b)                                 Notwithstanding any provision in the Agreement or the 2003 Plan to the contrary and in accordance with Sections 8(d) and 9(a)(iii) of the Optionee’s Employment Agreement, if the Optionee’s employment is terminated pursuant to Section 4(a) or 4(b) thereof, if the Company’s Board of Trustees elects not to renew the Optionee’s Employment Agreement pursuant to Section 3 thereof, or if the Optionee experiences a Qualifying Termination as defined in Section 11 thereof, then the Option granted pursuant to this Agreement shall fully vest on the Optionee’s termination date.

(c)                                  If it has not previously terminated pursuant to the terms of the 2003 Plan or this Agreement, the Option shall terminate at the close of business on the day before the tenth anniversary of the date of this Agreement.

6.                                      Method of Exercise.  The Option shall be exercised by written notice by Optionee to the Company specifying the number of shares that such person elects to purchase, accompanied by full payment, in cash or current funds, for such shares.

7.                                      ISO Treatment.  It is intended that the Option shall qualify as an “incentive share option” as described in Section 422 of the Internal Revenue Code of 1986, as amended within the limitations outlined in Section 2.5 of the 2003 Plan.

8.                                      Rights of the Shareholder.  No person, estate, or other entity will have the rights of a shareholder with respect to shares subject to the Option until a certificate or certificates for these shares have been delivered to the person exercising the Option.

9.                                      Rights of the Company.  This Agreement does not affect the Company’s right to take any corporate action, including its right to recapitalize, reorganize or consolidate, issue bonds, notes or shares, including preferred stock or options therefore, to dissolve or liquidate, or to sell or transfer any part of its assets or business.

10.                               Taxes.  The Company may pay or withhold the amount of any tax attributable to any shares deliverable under this Agreement, and the Company may defer making delivery until it is indemnified to its satisfaction for that tax.

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11.                               Compliance with Laws.  The option is exercisable, and shares can be delivered under this Agreement, only in compliance with all applicable federal and state laws and regulations, including without limitation state and federal securities laws, and the rules of all stock exchanges on which the shares are listed at any time.  The option may not be exercised and shares may not be issued under this Agreement until the Company has obtained the consent or approval of every regulatory body, federal or state, having jurisdiction over such matters as the Committee deems advisable.  Each person or estate that acquired the right to exercise an Option by bequest or inheritance may be required by the Committee to furnish reasonable evidence of ownership of the Option as a condition to the exercise of the Option.  In addition, the Committee may require such consents and releases of taxing authorities as the Committee deems advisable.

12.                               Share Legends.  Any certificate issued to evidence shares issued under the Option shall bear such legends and statements as the committee deems advisable to assure compliance with all federal and state laws and regulations.

13.                               No Right of Employment.  Nothing in this Agreement shall confer any right on an employee to continue in the employ of the Company or shall interfere in any way with the right of the Company to terminate such employee’s employment at any time.

14.                               Amendment of Option.  The Company may alter, amend, or terminate the Option only with the Optionee’s consent, except for adjustments expressly provided by this Agreement or the 2003 Plan.

15.                               Miscellaneous.  This Agreement is subject to and controlled by the 2003 Plan.  Any inconsistency between this Agreement and said 2003 Plan shall be controlled by the 2003 Plan.  This Agreement is the final, complete, and exclusive expression of the understanding between the parties and supersedes any prior or contemporaneous agreement or representation, oral or written, between them.  Modification of this Agreement or waiver of a condition herein must be written and signed by the party to be bound.  In the event that any paragraph or provision of this Agreement shall be held to be illegal or unenforceable, such paragraph or provision shall be severed from the Agreement and the entire Agreement shall not fail on account thereof, but shall otherwise remain in full force and effect.

16.                               Notices.  All notices and other communications required or permitted under this Agreement shall be written, and shall be either delivered personally or sent by registered or certified first-class mail, postage prepaid and return receipt requested, or by telex or telecopier, addressed as follows:  if to the Company, to the Company’s principal office, and if to the Optionee or his successor, to the

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address last furnished by such person to the Company.  Each such notice and communication delivered personally shall be deemed to have been given when delivered.  Each such notice and communication given by mail shall be deemed to have been given when it is deposited in the United States mail in the manner specified herein, and each such notice and communication given by telex or telecopier shall be deemed to have been given when it is so transmitted and the appropriate answer back is received.  A party may change its address for the purpose hereof by giving notice in accordance with the provisions of this Section 16.

IN WITNESS WHEREOF, each of the Optionee and the Company have executed this Agreement as of the date first written above.

CENTERPOINT PROPERTIES TRUST

By:	/s/ Rockford O. Kottka
Rockford O. Kottka

	Its:	Chief Accounting Officer

OPTIONEE

/s/ Paul T. Ahern
Paul T. Ahern

4

CENTERPOINT PROPERTIES TRUST 2003 OMNIBUS
EMPLOYEE RETENTION AND INCENTIVE PLAN

SHARE OPTION AGREEMENT

THIS SHARE OPTION AGREEMENT (the “Agreement”) is dated as of March 08, 2005 between CenterPoint Properties Trust, a Maryland real estate investment trust (the “Company”), and Paul S. Fisher (the “Optionee”).

This Agreement is made pursuant to, and is governed by, the CenterPoint Properties Trust 2003 Omnibus Employee Retention and Incentive Plan (the “2003 Plan”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the 2003 Plan or in the Optionee’s Employment and Severance Agreement (the “Employment Agreement”), where indicated.  The purpose of this Agreement is to establish a written agreement evidencing an option granted in accordance with the terms of the 2003 Plan.  In this Agreement, “shares” means the Company’s Common Shares or other securities resulting from an adjustment under Sections 1.5 and 6.2 of the 2003 Plan.

The parties agree as follows:

1.                                      Grant of Option.  The Company hereby grants to the Optionee an option (the “Option”) to purchase 144,900 shares under the terms and conditions hereof.

2.                                      Term.  Except as otherwise provided in this Section 2, the Option becomes exercisable and terminates in accordance with the schedule and provisions set forth in Section 5 hereof.  If the Option vests pursuant to Section 5(b) of this Agreement, however, then the Option shall terminate upon the earlier of 90 days after the Optionee’s termination date and the date the Option would otherwise expire pursuant to Section 5(c) of this Agreement.

3.                                      Price.   The price of each share purchased by exercise of the Option is $$44.99.

4.                                      Partial Exercise.  The Option, to the extent exercisable under this agreement and the 2003 Plan, may be exercised in whole or in part provided that the Option may not be exercised for less than 100 shares in any single transaction unless such exercise pertains to the entire number of shares then covered by the Option.

5.                                      Exercise Period.

(a)                                  Except as otherwise provided in the 2003 Plan or in this Agreement, the Option shall become exercisable as follows:

Time Period	Exercisable
Prior to the first anniversary of the date of this Agreement	None
After the first anniversary of the date of this Agreement	One Fifth

After the second anniversary of the date of this Agreement	Two Fifths
After the third anniversary of the date of this Agreement	Three Fifths
After the fourth anniversary of the date of this Agreement	Four fifths
After the fifth anniversary of the date of this Agreement	All

(b)                                 Notwithstanding any provision in the Agreement or the 2003 Plan to the contrary and in accordance with Sections 8(d) and 9(a)(iii) of the Optionee’s Employment Agreement, if the Optionee’s employment is terminated pursuant to Section 4(a) or 4(b) thereof, if the Company’s Board of Trustees elects not to renew the Optionee’s Employment Agreement pursuant to Section 3 thereof, or if the Optionee experiences a Qualifying Termination as defined in Section 11 thereof, then the Option granted pursuant to this Agreement shall fully vest on the Optionee’s termination date.

(c)                                  If it has not previously terminated pursuant to the terms of the 2003 Plan or this Agreement, the Option shall terminate at the close of business on the day before the tenth anniversary of the date of this Agreement.

6.                                      Method of Exercise.  The Option shall be exercised by written notice by Optionee to the Company specifying the number of shares that such person elects to purchase, accompanied by full payment, in cash or current funds, for such shares.

7.                                      ISO Treatment.  It is intended that the Option shall qualify as an “incentive share option” as described in Section 422 of the Internal Revenue Code of 1986, as amended within the limitations outlined in Section 2.5 of the 2003 Plan.

8.                                      Rights of the Shareholder.  No person, estate, or other entity will have the rights of a shareholder with respect to shares subject to the Option until a certificate or certificates for these shares have been delivered to the person exercising the Option.

9.                                      Rights of the Company.  This Agreement does not affect the Company’s right to take any corporate action, including its right to recapitalize, reorganize or consolidate, issue bonds, notes or shares, including preferred stock or options therefore, to dissolve or liquidate, or to sell or transfer any part of its assets or business.

10.                               Taxes.  The Company may pay or withhold the amount of any tax attributable to any shares deliverable under this Agreement, and the Company may defer making delivery until it is indemnified to its satisfaction for that tax.

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11.                               Compliance with Laws.  The option is exercisable, and shares can be delivered under this Agreement, only in compliance with all applicable federal and state laws and regulations, including without limitation state and federal securities laws, and the rules of all stock exchanges on which the shares are listed at any time.  The option may not be exercised and shares may not be issued under this Agreement until the Company has obtained the consent or approval of every regulatory body, federal or state, having jurisdiction over such matters as the Committee deems advisable.  Each person or estate that acquired the right to exercise an Option by bequest or inheritance may be required by the Committee to furnish reasonable evidence of ownership of the Option as a condition to the exercise of the Option.  In addition, the Committee may require such consents and releases of taxing authorities as the Committee deems advisable.

12.                               Share Legends.  Any certificate issued to evidence shares issued under the Option shall bear such legends and statements as the committee deems advisable to assure compliance with all federal and state laws and regulations.

13.                               No Right of Employment.  Nothing in this Agreement shall confer any right on an employee to continue in the employ of the Company or shall interfere in any way with the right of the Company to terminate such employee’s employment at any time.

14.                               Amendment of Option.  The Company may alter, amend, or terminate the Option only with the Optionee’s consent, except for adjustments expressly provided by this Agreement or the 2003 Plan.

15.                               Miscellaneous.  This Agreement is subject to and controlled by the 2003 Plan.  Any inconsistency between this Agreement and said 2003 Plan shall be controlled by the 2003 Plan.  This Agreement is the final, complete, and exclusive expression of the understanding between the parties and supersedes any prior or contemporaneous agreement or representation, oral or written, between them.  Modification of this Agreement or waiver of a condition herein must be written and signed by the party to be bound.  In the event that any paragraph or provision of this Agreement shall be held to be illegal or unenforceable, such paragraph or provision shall be severed from the Agreement and the entire Agreement shall not fail on account thereof, but shall otherwise remain in full force and effect.

16.                               Notices.  All notices and other communications required or permitted under this Agreement shall be written, and shall be either delivered personally or sent by registered or certified first-class mail, postage prepaid and return receipt requested, or by telex or telecopier, addressed as follows:  if to the Company, to the Company’s principal office, and if to the Optionee or his successor, to the

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address last furnished by such person to the Company.  Each such notice and communication delivered personally shall be deemed to have been given when delivered.  Each such notice and communication given by mail shall be deemed to have been given when it is deposited in the United States mail in the manner specified herein, and each such notice and communication given by telex or telecopier shall be deemed to have been given when it is so transmitted and the appropriate answer back is received.  A party may change its address for the purpose hereof by giving notice in accordance with the provisions of this Section 16.

IN WITNESS WHEREOF, each of the Optionee and the Company have executed this Agreement as of the date first written above.

CENTERPOINT PROPERTIES TRUST

By:	/s/ Rockford O. Kottka
Rockford O. Kottka

	Its:	Chief Accounting Officer

OPTIONEE

/s/ Paul S. Fisher
Paul S. Fisher

4

CENTERPOINT PROPERTIES TRUST 2003 OMNIBUS
EMPLOYEE RETENTION AND INCENTIVE PLAN

SHARE OPTION AGREEMENT

THIS SHARE OPTION AGREEMENT (the “Agreement”) is dated as of March 08, 2005 between CenterPoint Properties Trust, a Maryland real estate investment trust (the “Company”), and Rockford O. Kottka (the “Optionee”).

This Agreement is made pursuant to, and is governed by, the CenterPoint Properties Trust 2003 Omnibus Employee Retention and Incentive Plan (the “2003 Plan”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the 2003 Plan or in the Optionee’s Employment and Severance Agreement (the “Employment Agreement”), where indicated.  The purpose of this Agreement is to establish a written agreement evidencing an option granted in accordance with the terms of the 2003 Plan.  In this Agreement, “shares” means the Company’s Common Shares or other securities resulting from an adjustment under Sections 1.5 and 6.2 of the 2003 Plan.

The parties agree as follows:

1.                                      Grant of Option.  The Company hereby grants to the Optionee an option (the “Option”) to purchase 80,500 shares under the terms and conditions hereof.

2.                                      Term.  Except as otherwise provided in this Section 2, the Option becomes exercisable and terminates in accordance with the schedule and provisions set forth in Section 5 hereof.  If the Option vests pursuant to Section 5(b) of this Agreement, however, then the Option shall terminate upon the earlier of 90 days after the Optionee’s termination date and the date the Option would otherwise expire pursuant to Section 5(c) of this Agreement.

3.                                      Price.   The price of each share purchased by exercise of the Option is $$44.99.

4.                                      Partial Exercise.  The Option, to the extent exercisable under this agreement and the 2003 Plan, may be exercised in whole or in part provided that the Option may not be exercised for less than 100 shares in any single transaction unless such exercise pertains to the entire number of shares then covered by the Option.

5.                                      Exercise Period.

(a)                                  Except as otherwise provided in the 2003 Plan or in this Agreement, the Option shall become exercisable as follows:

Time Period	Exercisable
Prior to the first anniversary of the date of this Agreement	None
After the first anniversary of the date of this Agreement	One Fifth

After the second anniversary of the date of this Agreement	Two Fifths
After the third anniversary of the date of this Agreement	Three Fifths
After the fourth anniversary of the date of this Agreement	Four fifths
After the fifth anniversary of the date of this Agreement	All

(b)                                 Notwithstanding any provision in the Agreement or the 2003 Plan to the contrary and in accordance with Sections 8(d) and 9(a)(iii) of the Optionee’s Employment Agreement, if the Optionee’s employment is terminated pursuant to Section 4(a) or 4(b) thereof, if the Company’s Board of Trustees elects not to renew the Optionee’s Employment Agreement pursuant to Section 3 thereof, or if the Optionee experiences a Qualifying Termination as defined in Section 11 thereof, then the Option granted pursuant to this Agreement shall fully vest on the Optionee’s termination date.

(c)                                  If it has not previously terminated pursuant to the terms of the 2003 Plan or this Agreement, the Option shall terminate at the close of business on the day before the tenth anniversary of the date of this Agreement.

6.                                      Method of Exercise.  The Option shall be exercised by written notice by Optionee to the Company specifying the number of shares that such person elects to purchase, accompanied by full payment, in cash or current funds, for such shares.

7.                                      ISO Treatment.  It is intended that the Option shall qualify as an “incentive share option” as described in Section 422 of the Internal Revenue Code of 1986, as amended within the limitations outlined in Section 2.5 of the 2003 Plan.

8.                                      Rights of the Shareholder.  No person, estate, or other entity will have the rights of a shareholder with respect to shares subject to the Option until a certificate or certificates for these shares have been delivered to the person exercising the Option.

9.                                      Rights of the Company.  This Agreement does not affect the Company’s right to take any corporate action, including its right to recapitalize, reorganize or consolidate, issue bonds, notes or shares, including preferred stock or options therefore, to dissolve or liquidate, or to sell or transfer any part of its assets or business.

10.                               Taxes.  The Company may pay or withhold the amount of any tax attributable to any shares deliverable under this Agreement, and the Company may defer making delivery until it is indemnified to its satisfaction for that tax.

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11.                               Compliance with Laws.  The option is exercisable, and shares can be delivered under this Agreement, only in compliance with all applicable federal and state laws and regulations, including without limitation state and federal securities laws, and the rules of all stock exchanges on which the shares are listed at any time.  The option may not be exercised and shares may not be issued under this Agreement until the Company has obtained the consent or approval of every regulatory body, federal or state, having jurisdiction over such matters as the Committee deems advisable.  Each person or estate that acquired the right to exercise an Option by bequest or inheritance may be required by the Committee to furnish reasonable evidence of ownership of the Option as a condition to the exercise of the Option.  In addition, the Committee may require such consents and releases of taxing authorities as the Committee deems advisable.

12.                               Share Legends.  Any certificate issued to evidence shares issued under the Option shall bear such legends and statements as the committee deems advisable to assure compliance with all federal and state laws and regulations.

13.                               No Right of Employment.  Nothing in this Agreement shall confer any right on an employee to continue in the employ of the Company or shall interfere in any way with the right of the Company to terminate such employee’s employment at any time.

14.                               Amendment of Option.  The Company may alter, amend, or terminate the Option only with the Optionee’s consent, except for adjustments expressly provided by this Agreement or the 2003 Plan.

15.                               Miscellaneous.  This Agreement is subject to and controlled by the 2003 Plan.  Any inconsistency between this Agreement and said 2003 Plan shall be controlled by the 2003 Plan.  This Agreement is the final, complete, and exclusive expression of the understanding between the parties and supersedes any prior or contemporaneous agreement or representation, oral or written, between them.  Modification of this Agreement or waiver of a condition herein must be written and signed by the party to be bound.  In the event that any paragraph or provision of this Agreement shall be held to be illegal or unenforceable, such paragraph or provision shall be severed from the Agreement and the entire Agreement shall not fail on account thereof, but shall otherwise remain in full force and effect.

16.                               Notices.  All notices and other communications required or permitted under this Agreement shall be written, and shall be either delivered personally or sent by registered or certified first-class mail, postage prepaid and return receipt requested, or by telex or telecopier, addressed as follows:  if to the Company, to the Company’s principal office, and if to the Optionee or his successor, to the

3

address last furnished by such person to the Company.  Each such notice and communication delivered personally shall be deemed to have been given when delivered.  Each such notice and communication given by mail shall be deemed to have been given when it is deposited in the United States mail in the manner specified herein, and each such notice and communication given by telex or telecopier shall be deemed to have been given when it is so transmitted and the appropriate answer back is received.  A party may change its address for the purpose hereof by giving notice in accordance with the provisions of this Section 16.

IN WITNESS WHEREOF, each of the Optionee and the Company have executed this Agreement as of the date first written above.

CENTERPOINT PROPERTIES TRUST

By:	/s/ Paul S. Fisher
Paul S. Fisher

	Its:	President and Chief Financial Officer

OPTIONEE

/s/ Rockford O. Kottka
Rockford O. Kottka

4

CENTERPOINT PROPERTIES TRUST 2003 OMNIBUS
EMPLOYEE RETENTION AND INCENTIVE PLAN

SHARE OPTION AGREEMENT

THIS SHARE OPTION AGREEMENT (the “Agreement”) is dated as of March 08, 2005 between CenterPoint Properties Trust, a Maryland real estate investment trust (the “Company”), and Michael M. Mullen (the “Optionee”).

This Agreement is made pursuant to, and is governed by, the CenterPoint Properties Trust 2003 Omnibus Employee Retention and Incentive Plan (the “2003 Plan”).  Capitalized terms not otherwise defined herein shall have the meanings set forth in the 2003 Plan or in the Optionee’s Employment and Severance Agreement (the “Employment Agreement”), where indicated.  The purpose of this Agreement is to establish a written agreement evidencing an option granted in accordance with the terms of the 2003 Plan.  In this Agreement, “shares” means the Company’s Common Shares or other securities resulting from an adjustment under Sections 1.5 and 6.2 of the 2003 Plan.

The parties agree as follows:

1.                                      Grant of Option.  The Company hereby grants to the Optionee an option (the “Option”) to purchase 161,000 shares under the terms and conditions hereof.

2.                                      Term.  Except as otherwise provided in this Section 2, the Option becomes exercisable and terminates in accordance with the schedule and provisions set forth in Section 5 hereof.  If the Option vests pursuant to Section 5(b) of this Agreement, however, then the Option shall terminate upon the earlier of 90 days after the Optionee’s termination date and the date the Option would otherwise expire pursuant to Section 5(c) of this Agreement.

3.                                      Price.   The price of each share purchased by exercise of the Option is $$44.99.

4.                                      Partial Exercise.  The Option, to the extent exercisable under this agreement and the 2003 Plan, may be exercised in whole or in part provided that the Option may not be exercised for less than 100 shares in any single transaction unless such exercise pertains to the entire number of shares then covered by the Option.

5.                                      Exercise Period.

(a)                                  Except as otherwise provided in the 2003 Plan or in this Agreement, the Option shall become exercisable as follows:

Time Period	Exercisable
Prior to the first anniversary of the date of this Agreement	None
After the first anniversary of the date of this Agreement	One Fifth

After the second anniversary of the date of this Agreement	Two Fifths
After the third anniversary of the date of this Agreement	Three Fifths
After the fourth anniversary of the date of this Agreement	Four fifths
After the fifth anniversary of the date of this Agreement	All

(b)                                 Notwithstanding any provision in the Agreement or the 2003 Plan to the contrary and in accordance with Sections 8(d) and 9(a)(iii) of the Optionee’s Employment Agreement, if the Optionee’s employment is terminated pursuant to Section 4(a) or 4(b) thereof, if the Company’s Board of Trustees elects not to renew the Optionee’s Employment Agreement pursuant to Section 3 thereof, or if the Optionee experiences a Qualifying Termination as defined in Section 11 thereof, then the Option granted pursuant to this Agreement shall fully vest on the Optionee’s termination date.

(c)                                  If it has not previously terminated pursuant to the terms of the 2003 Plan or this Agreement, the Option shall terminate at the close of business on the day before the tenth anniversary of the date of this Agreement.

6.                                      Method of Exercise.  The Option shall be exercised by written notice by Optionee to the Company specifying the number of shares that such person elects to purchase, accompanied by full payment, in cash or current funds, for such shares.

7.                                      ISO Treatment.  It is intended that the Option shall qualify as an “incentive share option” as described in Section 422 of the Internal Revenue Code of 1986, as amended within the limitations outlined in Section 2.5 of the 2003 Plan.

8.                                      Rights of the Shareholder.  No person, estate, or other entity will have the rights of a shareholder with respect to shares subject to the Option until a certificate or certificates for these shares have been delivered to the person exercising the Option.

9.                                      Rights of the Company.  This Agreement does not affect the Company’s right to take any corporate action, including its right to recapitalize, reorganize or consolidate, issue bonds, notes or shares, including preferred stock or options therefore, to dissolve or liquidate, or to sell or transfer any part of its assets or business.

10.                               Taxes.  The Company may pay or withhold the amount of any tax attributable to any shares deliverable under this Agreement, and the Company may defer making delivery until it is indemnified to its satisfaction for that tax.

11.                               Compliance with Laws.  The option is exercisable, and shares can be delivered under this Agreement, only in compliance with all applicable federal and state laws and regulations, including without limitation state and federal securities laws, and the rules of all stock exchanges on which the shares are listed at any time.  The option may not be exercised and shares may not be issued under this Agreement until the Company has obtained the consent or approval of every regulatory body, federal or state, having jurisdiction over such matters as the Committee deems advisable.  Each person or estate that acquired the right to exercise an Option by bequest or inheritance may be required by the Committee to furnish reasonable evidence of ownership of the Option as a condition to the exercise of the Option.  In addition, the Committee may require such consents and releases of taxing authorities as the Committee deems advisable.

12.                               Share Legends.  Any certificate issued to evidence shares issued under the Option shall bear such legends and statements as the committee deems advisable to assure compliance with all federal and state laws and regulations.

13.                               No Right of Employment.  Nothing in this Agreement shall confer any right on an employee to continue in the employ of the Company or shall interfere in any way with the right of the Company to terminate such employee’s employment at any time.

14.                               Amendment of Option.  The Company may alter, amend, or terminate the Option only with the Optionee’s consent, except for adjustments expressly provided by this Agreement or the 2003 Plan.

15.                               Miscellaneous.  This Agreement is subject to and controlled by the 2003 Plan.  Any inconsistency between this Agreement and said 2003 Plan shall be controlled by the 2003 Plan.  This Agreement is the final, complete, and exclusive expression of the understanding between the parties and supersedes any prior or contemporaneous agreement or representation, oral or written, between them.  Modification of this Agreement or waiver of a condition herein must be written and signed by the party to be bound.  In the event that any paragraph or provision of this Agreement shall be held to be illegal or unenforceable, such paragraph or provision shall be severed from the Agreement and the entire Agreement shall not fail on account thereof, but shall otherwise remain in full force and effect.

16.                               Notices.  All notices and other communications required or permitted under this Agreement shall be written, and shall be either delivered personally or sent by registered or certified first-class mail, postage prepaid and return receipt requested, or by telex or telecopier, addressed as follows:  if to the Company, to the Company’s principal office, and if to the Optionee or his successor, to the address last furnished by such person to the Company.  Each such notice and communication delivered personally shall be deemed to have been given when delivered.  Each such notice and communication given by mail shall be deemed to have been given when it is deposited in the United States mail in the manner specified herein, and each such notice and communication given by telex or telecopier shall be deemed to have been given when it is so transmitted and the appropriate answer back is received.  A party may change its address for the purpose hereof by giving notice in accordance with the provisions of this Section 16.

IN WITNESS WHEREOF, each of the Optionee and the Company have executed this Agreement as of the date first written above.

CENTERPOINT PROPERTIES TRUST

By:	/s/ Rockford O. Kottka
Rockford O. Kottka

	Its:	Chief Accounting Officer

OPTIONEE

/s/ Michael M. Mullen
Michael M. Mullen